UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08611

Legg Mason Charles Street Trust, Inc.

Name of Fund:

55 Water Street, New York, NY 10041

Address of Principal Executive Offices:

Robert I Frenkel, Esq..

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

Name and address of agent for service:

Registrant’s telephone number, including area code:

Funds Investor Services at 1-800-822-5544

or

Institutional Shareholder Services at 1-888-425-6432.

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1.	The Annual Report of Shareholders is filed herewith

Legg Mason Global Opportunities Bond Fund

Investment Commentary and

Annual Report to Shareholders

December 31, 2009

Contents

Fund objective
The Fund objective is to maximize total return consisting of income and capital appreciation.

Fund name change
Prior to October 5, 2009, the Fund was known as Global Opportunities Bond Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Commentary
Investment Commentary	ii

Annual Report to Shareholders
Chairman’s Letter	1
Management’s Discussion of Fund Performance	2
Expense Example	5
Performance Information	6
Portfolio of Investments	12
Financial Statements	17
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	31
Board Consideration of Investment Management and Investment Advisory Agreements	32
Directors and Officers	34
Important Tax Information	38

Investment Commentary

Legg Mason Global Opportunities Bond Fund

MARKET COMMENTARY

Changing the Rules of the Game

Our basic investment strategy over the last twelve months has been to lean against the paranoia of pessimism that prevailed at the end of 2008 and much of 2009. The bankruptcy of Lehman Brothers in 2008 triggered a downward spiral of confidence in the financial system and was the catalyst for a crushing once-in-a-generation drop in real estate prices. It left many thinking that a new world depression was inevitable.

In contrast, our contrary optimism has been based on the unprecedented and global effort to stem the crisis. These efforts have been so different from what happened in the U.S. during the 1930s and in Japan during the 1990s that it seemed logical to expect an economic outcome very different than a depression. The robust results in your portfolio for 2009 offer, we believe, confirming evidence of our investment strategy. World economic policies are working, at least for now.

The performance has been gratifying, but the real question is what now? How sustainable is the turnaround in the global economy?

Many influential observers believe that last year’s rebound in the price of risk assets and signs of economic revival are artificial and not sustainable. They are a by-product of massive government interference in multiple market mechanisms, especially related to the U.S. housing sector as well as via the aggressive and massive use of targeted bank lending by the Chinese authorities.

By implication, as selected government palliatives expire, many believe that risk assets will collapse and the economy will fall back into recession. U.S. employment will not pick up. The massive package of reflationaryi measures has only borrowed growth from the future without resolving any of the current imbalances. The problems have become even worse, so this line of thinking would conclude.

Our perspective on these issues is a little different.

Since World War II, policy makers in the U.S. and, in large measure, the rest of the world, have consistently acted to reduce the economic downside of any potential calamity through reflationary economic policy.

Historically, the method used to reflate has been to encourage the private sector to borrow and spend by lowering interest rates, the result being the post-war debt supercycle. One by-product of this action has been to thwart, stall or drag out the natural tendency of the market to clear out the prevailing excesses and buy time. However, each new set of reflationary initiatives created a fresh set of imbalances and set the cycle up for a new crisis later on.

The only thing that has changed with the current reflationary episode is the tactics. Falling interest rates no longer work to boost private sector borrowing and spending because U.S. households are deleveraging.

Instead, authorities around the world have resorted to new expansionary mechanisms, focusing on the direct purchases of securities, large increases in fiscal stimulus and intervention in what were previously market mechanisms. They have changed the rules of the game and will not alter them quickly because the system might not sustain growth without them, which is the essential point of the pessimists. The recent announcement to backstop Fannie Mae and Freddie Mac against mortgage losses with unlimited access to financing from the U.S. Department of the Treasury is a dramatic and perfect example.

In addition, the ascendance of the emerging world modifies the rules of the game even more. The majority of new growth in the global economy now comes from outside of the U.S. and the developed world. China, the trendsetter for global growth, has led the current reflation cycle with an old-fashioned boom in credit growth, albeit by decree rather than by manipulating the price of credit. Growth in the rest of the world provides a golden opportunity for U.S. private sector leverage to unwind and consumption to fall as a share of gross domestic product (“GDP”)ii without instigating another U.S. recession.

The Investment Commentary is not a part of the Annual Report to Shareholders.

Investment Commentary

The downside is that a new set of imbalances is being created which will likely be the source of the next crisis, as has been the experience of the post-war modern economy. Public finance is the obvious trouble spot. If governments are unable to get their fiscal policy under control, the history of finance strongly implies that markets will force their hand with nasty implications. However, the next crisis could be many years down the road. Debt-service on the U.S. national debt is at its lowest level in twenty years and the lessons from the past suggest that it may take longer to come to a head than widely expected.

FUND HIGHLIGHTS

Currency and Interest Rate Strategy

G-3iii: Overweight the dollar

Throughout most of last year, we were underweight the Japanese yen. Within Europe, the portfolio was skewed away from the euro and into the Swedish krona, Norwegian krone, the Polish zloty and the British pound. In August of 2009, we started to shift into dollars and out of the euro while maintaining our yen underweight.

Toward the end of the year, the shift into dollars began to pay off. In addition, the decline in the yen added to return going into the end of the year.

Our general roadmap is consistent with a continuation of this broad weighting among the majors.

•

We believe the U.S. has reached the stage of the cycle where GDP should have its maximum acceleration. News of positive employment growth in the first half of the year should begin to shift investor sentiment toward the U.S., and speculation about a shift toward less expansionary conditions should grow.

•

We have flagged the price risk inherent in the euro. It is one of the most overvalued currencies in our investment universe relative to standard valuation metrics such as purchasing power parity. In addition, the recent downgrade of Greek national debt highlights the strains within the European Monetary Union (“EMU”). Greece’s membership within the EMU means that there is no way of addressing its public finance situation other than through austerity. So far, the Greek government’s proposals lack credibility. The outlook boils down to what Brussels is going to do, which will have significant ramifications for how the region deals with other sovereign hot spots. We believe the entire issue exposes the strains within the EMU and underscores the need for the currency to weaken.

•

Within other European currencies, our single largest position is in the British pound. The crisis and the subsequently aggressive actions of the Bank of England (“BOE”) produced a 36% drop in the currency from its peak in 2007 to its low earlier last year. The real trade-weighted exchange rate fell to its lowest level in almost thirty years and, relative to its five-year moving average, the trade-weighted currency is still lower than at any point in decades. Past correlations between British leading economic indicators and interest rate policy suggest that policy is near a major inflection point (see Chart 1). The combination of a likely policy inflection and low price risk/mean-reversion potential in the currency argue in favor of a significant overweight.

The Investment Commentary is not a part of the Annual Report to Shareholders.

Investment Commentary

Chart 1

Source: Thompson/Datastream & Brandywine Global Investment Management

•

The outlook for the yen remains weak. The Bank of Japan has moved to expand its quantitative easing operations while Europe and the U.S. prepare to move in the opposite direction. In addition, the new minister of finance appears to understand the need for Japan to fight deflation. None of this comes too soon amid widespread reports of a hollowing out in Japanese manufacturing as a result of the strength in the currency. Corporate profits are the sole source of savings in the economy. The government is in large deficit and the household savings rate has gone negative.

Commodity Currencies: Still Overweight

We have maintained overweight positions in a range of commodity-related currencies.

Price risk is building in some of these currencies owing to the significant run up from their crisis lows. However, the global economic cycle is pointing up, not down as was the case during 2008 when slightly high risk profiles led to falling commodity prices.

In addition to the economic cycle, we will be monitoring the pace of renormalization in economic policy, particularly in China where much of the commodity demand has originated. The early signs are of a very gradual scaling back of stimulus and lending while insuring that the recovery is sustainable. As time progresses, this posture may shift. We will monitor these developments as well as our own metrics for signs of building information risk.

Developing Country Currencies: Overweight

One of our secular themes has been to underweight the G-3 currencies and to overweight currencies in the rest of the world, and in particular several emerging market currencies. Marginal growth in the global economy will come from the emerging middle kingdom of the world, and we expect capital to migrate to these areas and bid up their respective currencies.

The Investment Commentary is not a part of the Annual Report to Shareholders.

Investment Commentary

In this respect, it is notable that during the economic crisis many emerging markets have embraced U.S. monetary policy via exchange rate policy, which may not have been appropriate. Correspondingly, monetary policy leaders in various markets of the world are beginning to react to strengthening economic conditions which will tend to encourage their currencies higher.

In Asia, our overweights are concentrated in the South Korean, Indonesian and Malaysian currencies. These currencies have benefited from the rebound in regional growth stimulated by China. In addition, they are further advanced in the renormalization process with policy gearing up for tightening.

We remain long the Brazilian real and Mexican peso. The latter, we anticipate, will benefit from the economic cycle affecting the U.S. The former continues to hold interest for its high interest rates and connection to the commodity cycle.

Corporate Bonds

The yield on our corporate holdings has fallen dramatically and spreads have narrowed significantly in 2009 in line with the economic upturn we expect will follow this year. Our general view is that the valuation anomalies which attracted us to this area of credit have largely been exploited. Our economic outlook argues for some possible further narrowing in the spread, but the bulk of expected total return in the near term is more likely to feed off rolling income rather than capital gains. We expect to be reducing our allocation to these credits during the course of the year. Corporations have been hoarding cash and we expect this to reverse in coming months. The corporate bond position continues to be the largest contribution to durationiv for the portfolio.

Mortgage Securities

The main hurdle in the mortgage market continues to be foreclosures. Mitigating or postponing foreclosure overhang has been the focus of various government loan modification proposals. Nonetheless, our analysis suggests that valuations are still attractive relative to various risk sectors, and we are seeing the first signs of credit burnout (a slow down in the delinquency pipeline buildup and lower loss severity). Opportunities are not as plentiful or as extreme as a year ago, but there is opportunity for more upside. Non-agency loss-adjusted yields are still significantly higher than those for corporate bonds, commercial mortgage-backed securities (“CMBS”) and consumer asset-backed securities (“ABS”). Negative headlines will persist, but we believe the signs of credit burnout should sustain performance along with cheap leverage.

Duration and Government Bonds

Our holdings of corporate bonds provided the single largest contribution to duration for 2009. Correspondingly, duration should decline if holdings are reduced during the course of the year as anticipated.

In addition to our holdings in long-term U.S. corporate bonds, we maintained positions in long-term government bonds primarily in the U.S. and UK through 2009 despite the upward rise in yields. These were held as a hedge against the possibility that we were wrong and that the world was heading into a major deflationary depression. As a result, this portion of the portfolio reduced performance.

The rebound in yields to date has closely followed the kind of normal post-recession profile most recently witnessed coming out of the last recession in 2003 and 2004. Yields have risen to a level which has pushed the slope of the government yield curvev to historic extremes.

The normal development which ends this steepening and triggers a tradeable rally in the government bond market is a shift at the short end of the curve as the Federal Reserve Board (“Fed”)vi sets the policy dials back to neutral. The latter is not likely before a meaningful turn in employment which is probable sometime in the first half of 2010. Consequently, we do not anticipate a lot more damage in government long bonds but a rally is not likely before the Fed changes course. Supporting this idea is the observation that commercial banks are in a race to rebuild liquidity and are doing so mainly through the shedding of loans and the purchase of government credits.

GLOBAL ECONOMIC OUTLOOK

Road Map for 2010: Surprising Global Economic Recovery

Our outlook remains tied to a continuation of the renormalization process that has dominated our investment strategy and about which we have written extensively in the past. Renormalization can be thought of as a process in which asset prices and

The Investment Commentary is not a part of the Annual Report to Shareholders.

v

Investment Commentary

economic growth rebound out of the deep hole that the world fell into following the post-Lehman collapse. The catalyst for the rebound has been policy reflation and the process is proceeding now in three stages.

In 2009, the first stage of this process fed an across-the-board rebound in risk asset prices: corporate bonds, global equities, emerging market and commodity currencies.

For 2010, we believe an extrapolation to the second stage of this process should produce a stronger-than-expected rebound in global economic growth, and there is plenty of evidence that one is already in the pipeline, both abroad and in the U.S.

•

The JP Morgan New Order Indexvii, a front running indicator of activity for the global economy, is at its high level since 2004. The Composite Leading Indicatorviii has rebounded to a level much higher than it reached in the 1991 and 2002 recoveries.

•

The annualized growth in global industrial production, as measured by the Global Industrial Production Indexix, has risen from a -40.1% level in January 2009 to 11.8% in September, the biggest swing on record by a wide margin and the biggest increase since the 1975 recovery (see Chart 2).

Chart 2

Source: Thompson/Datastream & Brandywine Global Investment Management

•

House prices are increasing in ten countries outside of the U.S. where they were decreasing a year ago: Canada, Hong Kong, Spain, Norway, the Netherlands, Australia, New Zealand, Singapore, China and the UK.

•	Moreover, employment is now increasing in twelve countries outside of the U.S. where it was decreasing almost everywhere until recently.
•	Headline inflation too has turned up in many parts of the world.

Despite this evidence, there remains substantial skepticism and hesitation about the degree of the rebound, and especially its sustainability. Much of this sentiment is reflected in newspaper headlines and the comments from various pundits. These comments aside, the more objective leading indicators themselves point to a fairly typical V-shaped rebound.

The Investment Commentary is not a part of the Annual Report to Shareholders.

Investment Commentary

In addition, there are those who believe that U.S growth is not sustainable even if there is a V-shaped rebound because employment will not bounce back. This expectation is based on the historical experience of other countries where the recovery in employment has been very gradual following a systemic financial crisis.

The reason why it may turn out differently for the U.S. is that it has one of the most flexible labor markets in the world. Last year’s explosive surge in U.S. productivity, and what looks like a corresponding boom in profits, suggests that U.S. corporate leaders panicked as much as investors in 2008 and shed payrolls as aggressively as they did inventories. The implication is that there could be a surprising sharp rebound in employment later in 2010. Lending support to this possibility is Chart 3 which shows the relationship between corporate spreads and the U.S. unemployment rate. Declines in corporate spreads are always associated with lower unemployment rates.

Chart 3

Source: Thompson/Datastream & Brandywine Global Investment Management

Employment, consumer spending and the attitude of business leaders are obviously inter-related and ultimately the backbone of the capitalist system. Yet, this dynamic seems lost in the discussion or is assumed to be broken in much of the debate about the outlook. In its place, the Obama Administration’s rhetoric about the number of jobs saved or created by the Recovery and Reinvestment Act of 2009 has become so intense that it might make some believe that the government is the most important player in the creation of jobs.

The cold reality is that the private sector, not the government, is the engine of job growth. The corporate boardroom’s will to survive the threat of a possible depression has resulted in a breathtaking creation of approximately $750 billion in free cash flow, or 5% of GDP. We believe the American corporate sector’s inherent optimism and entrepreneurial energy will not be able to resist signs of global improvement for long without embarking on long-term strategic plans to expand into new markets and gain existing market share. The result will likely be job creation and a sustainable economic recovery.

The Investment Commentary is not a part of the Annual Report to Shareholders.

Investment Commentary

Convincing signs of an economic turnaround will likely lead to the third and final stage of renormalization, which is when the world’s authorities start turning the policy dials back to neutral. Unwinding the stimulus will not be as coordinated as its implementation, which will have important implications for cross-border capital flows and currencies, among other things.

The process of policy renormalization has already started in a few countries, with Australia, Norway and Israel among the first to raise interest rates. As important, both the U.S. and Europe have announced plans to end the direct purchase of securities in the market early this year.

Perhaps most importantly, the Chinese authorities began to communicate their intention to scale back stimulus without compromising growth as early as last July. They have followed up early this year with a variety of important measures ranging from higher interest rates to increased reserve requirements on bank deposits.

What’s the New Normal?

The key uncertainty in the investment outlook is the sustainability and durability of the current turnaround in global economic growth. A strong rebound in the first two or three quarters and then what? We believe growth should moderate, but to what level? Put another way, what is the renormalization process renormalizing back to?

Prior to the Lehman crisis, U.S. growth was somewhere between below-potential and shallow recession. Export growth to the developing world was offsetting domestic weakness due to housing. High energy prices lifted world inflation and squeezed incomes in the developed world. It is a trend which could have lasted a long time.

The Lehman crisis telescoped many of these adjustments into a short time frame. Household net worth fell further faster than would have been the case. The result is that household and corporate free cash flow or savings have risen to a level not seen in decades. This build up of cash flow and low interest rate levels would normally imply lower savings and even greater spending. Yet, conventional wisdom argues that households will de-lever and spend less than income, boosting savings even further.

An added uncertainty is the probable expiration of the Bush tax cuts as well as various surtaxes all of which will lead to a major increase in taxation going into 2011.

Similarly, the price of oil has rebounded even though oil demand in the developed world has contracted. The reason is that the price of cars for consumers in the developing world is falling faster than the cost of driving them is going up. Oil consumption in the developing world is crowding out consumption in the developed world. It is a shifting in relative prices which could create symptoms of stagflation (subdued growth and moderate inflation) in the developed world.

However, the biggest threat to the outlook is the scale of public sector borrowing requirements throughout the developed world and especially in the U.S. Any tendency for the private sector of the world economy to start spending again on the back of improved confidence and expanding labor markets could collide head on with the monster demand for credit coming from the public sectors of the major developed economies. The potential for a sudden and jarring spike in government yields is another threat to growth, an outcome which suggests a shortened business cycle relative to the post-war norm.

It is very difficult to quantify these uncertainties in advance which is why we believe that the investment time horizons are likely to remain shorter than most investors are accustomed to. We will continue to monitor developments in light of these risks and through the filters of our various measures of price and information risk in order to guide investment strategy in the months ahead.

David F. Hoffman, CFA

Stephen S. Smith

January 15, 2010

The Investment Commentary is not a part of the Annual Report to Shareholders.

Investment Commentary

The views expressed in this commentary reflect those solely of the portfolio managers as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio managers, Legg Mason Global Opportunities Bond Fund, and the Legg Mason entities. Brandywine Global Investment Management, LLC and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Global Opportunities Bond Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio managers, Legg Mason Global Opportunities Bond Fund or the Legg Mason entities as to its accuracy or completeness. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

All investments involve risk, including loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Reflation is a fiscal or monetary policy, designed to expand a country’s output and curb the effects of deflation. Reflation policies can include reducing taxes, changing the money supply and lowering interest rates.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
iii	The G-3 currencies include the U.S. dollar, the euro and the Japanese yen.
iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
vi

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vii

The JP Morgan New Order Index is reported within the Global Report on Manufacturing and compiled by Markit Economics based on the results of surveys covering over 7,500 purchasing executives in twenty-six countries. Together these countries account for an estimated 83% of global manufacturing output. Questions are asked about real events and are not opinion based. Data are presented in the form of diffusion indices, where an index reading above 50.0 indicates an increase in the variable since the previous month and below 50.0 a decrease.

viii

The Composite Leading Indicator (“CLI”) is compiled by the Organization for Economic Co-operation and Development (“OECD”) and is designed to provide early signals of turning points (peaks and troughs) between expansions and slowdowns of economic activity. The OECD compiles CLIs for twenty-nine member countries, for six non-member economies and for seven country groupings.

ix

The Global Industrial Production Index is compiled by the OECD. Industrial production refers to the volume of output generated by various production units classified under the industrial sectors of mining, manufacturing and electricity/water. Data are generally presented in indices of industrial production, which measure volume of changes of output, as well as in physical volume or in a ratio.

The Investment Commentary is not a part of the Annual Report to Shareholders.

Annual Report to Shareholders

To Our Shareholders,

We are pleased to provide you with Legg Mason Global Opportunities Bond Fund’s annual report for the year ended December 31, 2009.

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,
•	Market insights and commentaries from our portfolio managers, and
•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

On behalf of the Board and the entire team at Legg Mason, we appreciate your support.

Sincerely,

Mark R. Fetting	David R. Odenath
Chairman	President

January 29, 2010

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Legg Mason Global Opportunities Bond Fund

Performance Review

For the twelve months ended December 31, 2009, Class IS shares of Legg Mason Global Opportunities Bond Fund returned 21.04%. The Fund’s unmanaged benchmark, the Citigroup World Government Bond Indexi, returned 2.55% for the same period. The Lipper Global Income Funds Category Average1 returned 15.23% over the same time frame.

PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

	6 MONTHS	12 MONTHS
Legg Mason Global Opportunities Bond Fund:
Class IS2	10.23%	21.04%
Class FI2	10.21%	N/A
Class I2	10.19%	N/A
Citigroup World Government Bond Index	4.12%	2.55%
Lipper Global Income Funds Category Average[1]	8.61%	15.23%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Shares redeemed within sixty days of purchase will be subject to a 2% redemption fee. Performance does not reflect the redemption fee, which would reduce the performance shown. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance information for the twelve-month period is not provided for Class FI and Class I shares as these share classes commenced operations on February 26, 2009 and March 19, 2009, respectively.

The 30-Day SEC Yields for the period ended December 31, 2009 for Class IS, FI and I shares were 4.65%, 4.43% and 4.58%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class IS, FI and I shares would have been 4.61%, 4.10% and 4.36%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated September 1, 2009, the gross total operating expense ratios for Class IS, Class FI and Class I shares were 0.67%, 1.16% and 0.86%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of contractual expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.65% for Class IS shares, 0.90% for Class FI shares and 0.75% for Class I shares until April 30, 2010.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 160 funds for the six-month period and among the 149 funds for the twelve-month period in the Fund’s Lipper category.

[2]	Prior to October 5, 2009, Class IS, Class FI and Class I were known as the Institutional Select Class, Financial Intermediary Class and Institutional Class, respectively.

Annual Report to Shareholders

Triggered by the Lehman Brothers failure, last year’s crisis fueled a downward spiral of confidence in the financial system, a crushing once-in-a-generation drop in real estate prices and a sudden fall-off in U.S. spending. Our contrary optimism has been based on the unprecedented and global effort to stem the crisis. These efforts have been so different from what happened in the U.S. during the 1930s and in Japan during the 1990s that we anticipated an economic outcome very different than a depression and a corresponding investment outlook which recent developments and the results in the Fund are confirming.

Policy reflation restored flows in the financial system and reduced risk premiums across the board. This gave a big boost to the Fund throughout the year and enabled it to significantly outperform its benchmark.

Excess return came through a number of different areas in the portfolio, and attribution is split fairly evenly between currencies and bond holdings.

On the currency side, China’s efforts to reflate lifted the commodity complex which benefited the Fund through our overweights in the commodity and related emerging market currencies. The best performing currencies versus the U.S. dollar in 2009 were those of cyclical economies such as the Australian dollar (up 27.8%), Brazilian real (up 32.7%), New Zealand dollar (up 24.8%) and Canadian dollar (up 15.7%). These currencies have benefited most directly from the improvement in global growth and increased demand for their raw materials from the developing world, and also have higher interest rates than their regional peers. In addition, the Fund continues to underweight the Japanese yen which represents a 29.93% position in the Citigroup World Government Bond Index. The yen was the worst performing currency this year, down 2.6% versus the U.S. dollar in 2009.

On the bond side, substantial declines in yields and spreads boosted returns on our holdings of corporate bonds while prepayments and improving market conditions lifted returns on our investments in mortgage-backed securities (“MBS”). The strong improving risk appetite, lower yields in sovereign debt, and improving global economic prospects combined to allow corporate bond spreads to narrow in 2009 and for our tactical position in corporate bonds to rally. The unprecedented government stimulus also drove interest rates to record lows in the second quarter of 2009, spurring a large amount of refinancing activity. This refinancing led to increased prepayment and mark-to-market gains on our U.S. non-agency MBS (collateralized mortgage obligations) positions. In the latter half of the year, the U.S. non-agency MBS market showed continued improvement on favorable market fundamentals such as supply/demand dynamics, improving housing data, increasing affordability and increasing consumer confidence.

As part of the overall investment strategy, we manage currency exposure of the Fund over time. The Fund employs currency forwards on various currencies in order to hedge exposure of bond positions or to gain currency exposure in a position in which we do not hold the country’s bonds because we do not find value in those bonds. During 2009, we hedged some of our U.S. dollar exposure into other currencies where we found value including the British pound, South Korean won, Swedish krona, Norwegian krone and Turkish lira. The net effect of our currency management added value to the Fund’s performance during 2009.

During 2009, particularly during the fourth quarter, we saw a steepening of the U.S. yield curveii with yields on the long end increasing greater than those in the intermediate and short areas of the curve. While we were underweight U.S. Treasuries overall, our overweight compared to the benchmark index in longer-dated paper detracted from performance. Also in 2009, global sovereign bonds rallied on flush liquidity, non-existent inflation pressure and tame global growth. The increased risk-taking and global reach for yield enabled Italy to be one of the best performing bond markets in the European Union. We did not hold any Italian bonds during 2009.

Our outlook remains tied to a continuation of the renormalization process that has dominated our investment strategy and about which we have written extensively. We believe the catalyst for the rebound has been policy reflation, and the process is proceeding now in stages. For 2010, we believe the focal point of this process is likely to be felt in the form of a stronger-than-expected rebound in global economic growth. There is plenty of evidence that a powerful economic rebound is already in the pipeline, both abroad and in the U.S. Despite this evidence, there remains substantial skepticism and hesitation about the degree of the rebound and especially its sustainability. Yet a potent V-shaped rebound in U.S. and world gross domestic product (“GDP”)iii

Annual Report to Shareholders

Management’s Discussion of Fund Performance—Continued

seems very likely if you focus on objective leading indicators and ignore the newspaper headlines. The final stage of renormalization is when the world’s authorities start turning the policy dials back to neutral. This process has already started in a few countries, with Australia and Israel among the first to raise interest rates. More importantly, both the U.S. and Europe have announced plans to end the direct purchase of securities in the market early this year. In addition, the Chinese authorities have moved to temper the pace of loan creation and raised their key money market rate slightly early in the new year.

David F. Hoffman, CFA

Stephen S. Smith

January 15, 2010

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: United States Treasury Bonds, 4.500% (8.7%), New South Wales Treasury Corp., 5.500% (5.2%), Government of Poland, 5.250% (4.6%), Federative Republic of Brazil, 12.500% (3.7%), Government of Malaysia 3.756% (2.7%), United Kingdom Treasury Bond, 4.250% (2.6%), Canadian Government Bond, 6.000% (2.5%), American Express Credit Corp., 5.125% (2.0%), Swedish Government, 5.500% (2.0%) and Queensland Treasury Corp., 6.000% (2.0%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Foreign Government Obligations (42.3%), Corporate Bonds and Notes (19.4%), Mortgage-Backed Securities (11.9%), U.S. Government and Agency Obligations (10.8%) and Yankee Bonds (3.6%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund is non-diversified and may be more susceptible to economic, political or regulatory events than a diversified fund. Foreign securities involve special risks such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund’s share price will decline as interest rates rise. Below-investment grade debt securities involve greater volatility than higher-rated securities. To the extent that the Fund invests in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. The Fund may engage in derivative transactions, which can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance. All investments are subject to risk including the loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of the government bond markets of fourteen countries.
ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
iii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

Annual Report to Shareholders

Expense Example (unaudited)

Legg Mason Global Opportunities Bond Fund

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested on July 1, 2009, and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant classes that appear in the shareholder reports of other funds. Because the example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009 for each class. The ending values assume dividends were reinvested at the time they were paid.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional cost. Therefore the second line for each class of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During the Period (see footnotes below)A
Class ISB:
Actual	$1,000.00	$1,102.30	$3.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31
Class FIB:
Actual	$1,000.00	$1,102.10	$4.77
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58
Class IB:
Actual	$1,000.00	$1,101.90	$3.97
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82

A

These calculations are based on expenses incurred from July 1, 2009 to December 31, 2009. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio of 0.65%, 0.90% and 0.75% for the Class IS, Class FI, and Class I, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (184) and divided by 365.

B	On October 5, 2009 Institutional Select Class, Financial Intermediary Class and Institutional Class shares were renamed Class IS, Class FI and Class I shares, respectively.

Annual Report to Shareholders

Performance Information (Unaudited)

Fund Performance

Average Annual Total Returns[1,2]

	Class IS‡		Class FI‡		Class I‡
Six Months Ended 12/31/09	10.23	%†	10.21	%†	10.19	%†
Twelve Months Ended 12/31/09	21.04		N/A		N/A
Inception* through 12/31/09	6.32		27.79	†	23.96	†

Cumulative Total Returns[1,2]
Class IS (Inception date of 11/1/06 through 12/31/09)	21.41%
Class FI (Inception date of 2/26/09 through 12/31/09)	27.79
Class I (Inception date of 3/19/09 through 12/31/09)	23.96

†	Not Annualized.
[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
*	Inception dates for Class IS, Class FI and Class I shares are November 1, 2006, February 26, 2009 and March 19, 2009, respectively.
‡	On October 5, 2009, Institutional Select Class, Financial Intermediary Class and Institutional Class were renamed Class IS, Class FI and Class I, respectively.

Annual Report to Shareholders

Legg Mason Global Opportunities Bond Fund

The graphs on the following pages compare the Fund’s total returns to those of the Citigroup World Government Bond Index. The graphs illustrate the cumulative total return of an initial $1,000,000 investment in Class IS1, Class FI1 and Class I1 shares for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the index’s results assume the reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

[1]	On October 5, 2009, Institutional Select Class, Financial Intermediary Class and Institutional Class shares were renamed Class IS, Class FI and Class I shares, respectively.

Annual Report to Shareholders

Performance Information (Unaudited)—Continued

Growth of a $1,000,000 Investment—Class IS1 Shares

Hypothetical illustration of $1,000,000 invested in Class IS shares on November 1, 2006 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	On October 5, 2009, Institutional Select Class shares were renamed Class IS shares.

Annual Report to Shareholders

Growth of a $1,000,000 Investment—Class FI1 Shares

Hypothetical illustration of $1,000,000 invested in Class FI shares on February 26, 2009 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

Annual Report to Shareholders

Performance Information (Unaudited)—Continued

Growth of a $1,000,000 Investment—Class I1 Shares

Hypothetical illustration of $1,000,000 invested in Class I shares on March 19, 2009 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

Annual Report to Shareholders

Portfolio Composition (Unaudited) (as of December 31, 2009)A

Standard & Poor’s Debt RatingsB

(as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

A	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.
B

Standard & Poor’s Ratings Service provides capital markets with credit ratings for the evaluation and assessment of credit risk. These ratings are the opinions of S&P and not absolute measures of quality or guarantees of performance.

Annual Report to Shareholders

Portfolio of Investments

December 31, 2009

Legg Mason Global Opportunities Bond Fund

	RATE	MATURITY DATE	PAR†		VALUE

Long-Term Securities—88.0%
U.S. Government and Agency Obligations—10.8%

Fixed Rate Securities—10.8%
Fannie Mae	6.000%	4/18/36	4,790,000		$4,901,703	A
United States Treasury Bonds	5.375%	2/15/31	1,240,000		1,370,200
United States Treasury Bonds	4.500%	5/15/38	25,650,000		25,116,967

Total U.S. Government and Agency Obligations (Cost—$34,515,108)					31,388,870
Foreign Government Obligations—42.3%
Bank Negara Malaysia Monetary Notes	3.833%	9/28/11	2,490,000	MYR	742,520
Canadian Government Bond	6.000%	6/1/11	7,025,000	CAD	7,177,476
Federal Republic of Germany	4.000%	1/4/37	1,085,000	EUR	1,514,837
Federative Republic of Brazil	12.500%	1/5/16	16,640,000	BRL	10,800,230
Government of Indonesia	11.000%	11/15/20	24,980,000,000	IDR	2,789,307
Government of Indonesia	9.500%	7/15/23	16,320,000,000	IDR	1,604,988
Government of Indonesia	10.000%	9/15/24	39,310,000,000	IDR	3,961,938
Government of Malaysia	3.756%	4/28/11	26,205,000	MYR	7,788,372
Government of Malaysia	3.718%	6/15/12	14,438,000	MYR	4,296,292
Government of Malaysia	3.869%	4/13/10	3,474,000	MYR	1,020,097
Government of New Zealand	6.000%	4/15/15	5,815,000	NZD	4,315,370
Government of Poland	5.250%	10/25/17	40,260,000	PLN	13,294,609
Korea Treasury Bond	5.750%	9/10/18	5,074,000,000	KRW	4,486,706
Mexican Bonos	7.750%	12/14/17	60,040,000	MXN	4,559,681
Mexican Bonos	7.500%	6/3/27	74,600,000	MXN	5,298,242
New South Wales Treasury Corp.	5.500%	3/1/17	17,250,000	AUD	14,982,660
New South Wales Treasury Corp.	6.000%	4/1/19	6,445,000	AUD	5,692,239
Province of Ontario	6.250%	6/16/15	730,000	NZD	534,021
Queensland Treasury Corp.	6.000%	10/14/15	6,330,000	AUD	5,742,656
Republic of South Africa	10.500%	12/21/26	24,866,000	ZAR	3,791,762
Swedish Government	5.500%	10/8/12	38,050,000	SEK	5,853,445
United Kingdom Treasury Bond	4.000%	9/7/16	1,205,000	GBP	2,010,448
United Kingdom Treasury Bond	4.250%	3/7/36	4,834,000	GBP	7,549,050
United Kingdom Treasury Bond	6.250%	11/25/10	1,551,000	GBP	2,632,239

Total Foreign Government Obligations (Cost—$122,483,302)					122,439,185
Yankee BondsB—3.6%

Electric Utilities—0.7%
E. ON International Finance BV	6.650%	4/30/38	1,845,000		2,097,933	C

Annual Report to Shareholders

	RATE	MATURITY DATE	PAR†		VALUE

Long-Term Securities—Continued
Yankee BondsB—Continued

Electronic Equipment, Instruments & Components—1.3%
Tyco Electronics Group SA	6.550%	10/1/17	1,710,000		$1,768,073
Tyco Electronics Group SA	7.125%	10/1/37	1,750,000		1,804,497

					3,572,570

Oil, Gas and Consumable Fuels—0.8%
Shell International Finance BV	6.375%	12/15/38	2,095,000		2,361,857

Pharmaceuticals—0.8%
Novartis Securities Investment Ltd.	5.125%	2/10/19	2,200,000		2,311,157

Total Yankee Bonds (Cost—$9,666,570)					10,343,517
Corporate Bonds and Notes—19.4%

Beverages—0.7%
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	1,830,000		2,142,555	C

Biotechnology—0.7%
Biogen Idec Inc.	6.875%	3/1/18	1,770,000		1,905,132

Capital Markets—0.6%
The Goldman Sachs Group Inc.	6.750%	10/1/37	1,811,000		1,861,503

Commercial Banks—1.5%
Fifth Third Bancorp	8.250%	3/1/38	2,490,000		2,367,465
Korea Development Bank	8.000%	1/23/14	1,740,000		2,005,155

					4,372,620

Communications Equipment—0.9%
Cisco Systems Inc.	5.900%	2/15/39	2,695,000		2,724,877

Computers and Peripherals—0.4%
Dell Inc.	6.500%	4/15/38	1,060,000		1,091,965

Consumer Finance—2.0%
American Express Credit Corp.	5.125%	8/25/14	5,580,000		5,879,830

Diversified Financial Services—1.7%
General Electric Capital Corp.	7.625%	12/10/14	3,200,000	NZD	2,392,542
Svensk Exportkredit AB	7.625%	7/10/14	3,290,000	NZD	2,532,244

					4,924,786

Food and Staples Retailing—1.2%
Wal-Mart Stores Inc.	6.500%	8/15/37	1,715,000		1,951,634
Wal-Mart Stores Inc.	6.200%	4/15/38	1,347,000		1,485,464

					3,437,098

Annual Report to Shareholders

Portfolio of Investments—Continued

Legg Mason Global Opportunities Bond Fund

	RATE	MATURITY DATE	PAR†	VALUE

Long-Term Securities—Continued
Corporate Bonds and Notes—Continued

Food Products—1.0%
Kraft Foods Inc.	7.000%	8/11/37	2,655,000	$2,827,602

Health Care Equipment and Supplies—0.4%
Covidien International Finance SA	6.550%	10/15/37	971,000	1,086,611

Health Care Providers and Services—1.2%
UnitedHealth Group Inc.	6.625%	11/15/37	3,023,000	3,028,408
UnitedHealth Group Inc.	6.875%	2/15/38	525,000	542,614

				3,571,022

Insurance—0.5%
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	1,395,000	1,457,482

Media—3.6%
Comcast Corp.	6.450%	3/15/37	335,000	345,408
Comcast Corp.	6.950%	8/15/37	1,270,000	1,384,164
Comcast Corp.	6.550%	7/1/39	2,200,000	2,306,410
Time Warner Cable Inc.	7.300%	7/1/38	4,300,000	4,767,057
Viacom Inc.	6.875%	4/30/36	1,385,000	1,497,609

				10,300,648

Multiline Retail—0.3%
Target Corp.	6.500%	10/15/37	775,000	849,815

Oil, Gas and Consumable Fuels—0.5%
ConocoPhillips	6.500%	2/1/39	1,320,000	1,464,991

Pharmaceuticals—1.4%
Bristol-Myers Squibb Co.	6.125%	5/1/38	1,675,000	1,806,518
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	1,910,000	2,116,043

				3,922,561

Software—0.8%
Oracle Corp.	6.500%	4/15/38	2,013,000	2,210,463

Total Corporate Bonds and Notes (Cost—$52,629,065)				56,031,561
Mortgage-Backed Securities—11.9%

Fixed Rate Securities—10.6%
Citigroup Mortgage Alternative Loan Trust 2007-A4 1A5	5.750%	4/25/37	1,436,841	1,059,910
Countrywide Alternative Loan Trust 2005-J1 3A1	6.500%	8/25/32	688,092	620,788
Countrywide Alternative Loan Trust 2005-26CB A6	5.500%	7/25/35	1,795,000	1,232,080
Countrywide Alternative Loan Trust 2005-J10 1A16	5.500%	10/25/35	1,310,000	860,393
Countrywide Alternative Loan Trust 2005-46CB A20	5.500%	10/25/35	1,021,527	668,796
Countrywide Alternative Loan Trust 2006-43CB 1A6	6.000%	2/25/37	1,680,635	1,113,565

Annual Report to Shareholders

	RATE	MATURITY DATE	PAR†	VALUE

Long-Term Securities—Continued
Mortgage-Backed Securities—Continued

Fixed Rate Securities—Continued
Countrywide Alternative Loan Trust 2007-22 2A16	6.500%	9/25/37	19,915	$14,158
Countrywide Home Loans 2007-3 A12	6.000%	4/25/37	1,680,000	1,151,597
Countrywide Home Loans 2005-7 A2	5.750%	5/25/37	1,635,000	1,069,237
Credit Suisse Mortgage Capital Certificates 2007-2 3A4	5.500%	3/25/37	2,415,000	1,824,082
Credit Suisse Mortgage Capital Certificates 2008-2R 1A1	6.000%	7/25/37	2,155,839	1,571,742	C
JPMorgan Alternative Loan Trust 2008-R2 A1	6.000%	11/25/36	2,600,972	1,870,261	C
JPMorgan Alternative Loan Trust 2008-R4 1A1	6.000%	12/27/36	5,008,788	4,074,208	C
MASTR Resecuritization Trust 2008-1 A1	6.000%	9/27/37	1,397,223	1,173,151	C
Prime Mortgage Trust 2006-2 1A14	6.250%	11/25/36	892,741	704,467
RBSGC Mortgage Pass Through Certificates 2008-A A1	5.500%	11/25/35	2,234,164	1,645,951	C
WaMu Mortgage Pass-Through Certificates 2005-6 2A1	5.500%	8/25/35	1,007,000	775,946
Wells Fargo Mortgage Backed Securities Trust 2006-12 A2	6.000%	10/25/36	1,300,000	1,182,391
Wells Fargo Mortgage Backed Securities Trust 2007-11 A36	6.000%	8/25/37	5,295,000	4,323,345
Wells Fargo Mortgage Backed Securities Trust 2007-11 A88	6.000%	8/25/37	1,814,129	1,553,655
Wells Fargo Mortgage Backed Securities Trust 2007-11 A90	6.000%	8/25/37	1,027,510	911,093
Wells Fargo Mortgage Backed Securities Trust 2007-11 A96	6.000%	8/25/37	1,511,617	1,328,806

				30,729,622

Variable Rate SecuritiesD—1.3%
Deutsche Mortgage Securities Inc. 2008-RS1 3A1	5.650%	8/28/36	1,715,058	1,046,387	C
Deutsche Mortgage Securities Inc. 2007-RS8 3A1	5.650%	9/28/36	1,666,330	1,049,513	C
MASTR Resecuritization Trust 2008-4 A1	5.999%	6/27/36	1,689,934	1,208,138	C
Thornburg Mortgage Securities Trust 2005-3 B1	5.085%	10/25/35	1,438,528	346,444
Thornburg Mortgage Securities Trust 2005-4 B1	5.251%	12/25/35	554,048	136,657

				3,787,139

Total Mortgage-Backed Securities (Cost—$41,838,316)				34,516,761
Total Long-Term Securities (Cost—$261,132,361)				254,719,894

Annual Report to Shareholders

Portfolio of Investments—Continued

Legg Mason Global Opportunities Bond Fund

	PAR†	VALUE

Short-Term Securities—11.0%
Repurchase Agreements—11.0%
Goldman Sachs & Co., repurchase agreement, 0.000% due 1/4/10 dated 12/31/09; Proceeds at maturity—$14,961,891; (Fully collateralized by U.S. government agency obligation, 1.125% due 12/15/11; Market value—$15,274,390)	14,961,891	$14,961,891
JPMorgan Chase & Co., repurchase agreement, 0.000% due 1/4/10 dated 12/31/09; Proceeds at maturity—$14,463,149; (Fully collateralized by U.S. government agency obligation, 0.930% due 3/30/10; Market value—$14,854,422)	14,463,149	14,463,149
JPMorgan Chase & Co., repurchase agreement, (0.500)% due 1/4/10 dated 12/31/09; Proceeds at maturity—$2,571,731; (Fully collateralized by U.S. government agency obligation, 5.000% due 12/10/24; Market value—$2,749,370)	2,571,874	2,571,874

Total Short-Term Securities (Cost—$31,996,914)		31,996,914
Total Investments—99.0% (Cost—$293,129,275#)		286,716,808
Other Assets Less Liabilities—1.0%		2,835,903

Net Assets—100.0%		$289,552,711

†	Securities are denominated in U.S. Dollars, unless otherwise noted.
A	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
B	Yankee Bond—A dollar-denominated bond issued in the U.S. by foreign entities.
C

Rule 144a Security—A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, unless otherwise noted, represent 6.17% of net assets.

D	The coupon rates shown on variable rate securities are the rates at December 31, 2009. These rates vary with the weighted average coupon of the underlying loans.
#	Aggregate cost for federal income tax purposes is the same as book cost.

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
PLN	— Polish Zloty
SEK	— Swedish Krona
ZAR	— South African Rand

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

December 31, 2009

Legg Mason Global Opportunities Bond Fund

Assets:
Investment securities at value (Cost—$261,132,361)		$254,719,894
Short-term securities at value (Cost—$31,996,914)		31,996,914
Cash		3
Foreign currency at value (Cost—$88,440)		91,608
Interest and dividends receivable		3,816,322
Unrealized appreciation of forward foreign currency contracts		996,060
Receivable for fund shares sold		75,253
Receivable for securities sold		16,419
Other assets		4,507

Total assets		291,716,980

Liabilities:
Unrealized depreciation of forward foreign currency contracts	$1,649,880
Income distribution payable	362,984
Accrued management fee	108,742
Payable for fund shares repurchased	13,636
Accrued distribution and service fees	55
Interest expense payable	36
Accrued expenses	28,936

Total liabilities		2,164,269

Net Assets		$289,552,711

Net assets consist of:
Accumulated paid-in-capital (Note 6)		$298,146,349
Overdistributed net investment income		(1,589,771)
Accumulated net realized gain on investments and foreign currency transactions		40,954
Net unrealized depreciation of investments and foreign currency translations		(7,044,821)

Net Assets		$289,552,711

Net Asset Value Per Share:
Class IS1 (26,359,251 shares outstanding)		$10.12
Class FI1 (35,595 shares outstanding)		$10.13
Class I1 (2,216,254 shares outstanding)		$10.12

[1]	On October 5, 2009 Institutional Select Class, Financial Intermediary Class and Institutional Class were renamed Class IS, Class FI and Class I, respectively.

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

For the Year Ended December 31, 2009

Legg Mason Global Opportunities Bond Fund

Investment Income:
Interest	$14,672,451
Less: Foreign taxes withheld	(84,940)

Total income		$14,587,511

Expenses:
Management fees (Note 2)	$1,191,889
Custodian fees	114,521
Audit and legal fees	95,233
Registration fees	54,024
Directors’ fees and expenses	52,883
Transfer agent and shareholder servicing expenses (Note 5)	22,842
Shareholder reports expenses (Note 5)	18,983
Distribution and service fees (Notes 2 and 5)	162
Other expenses	59,336

	1,609,873
Less: Fees waivers and/or expense reimbursements (Notes 2 and 5)	(58,161)
Compensating balance credits (Note 1)	(107)

Net expenses		1,551,605

Net Investment Income		13,035,906

Net Realized and Unrealized Gain/(Loss) on Investments: (Notes 1, 3 and 4)
Net realized gain/(loss) on:
Investments	(5,267,789)
Foreign currency transactions	6,850,930

		1,583,141
Change in unrealized appreciation/(depreciation) of:
Investments	29,939,222
Foreign currency transactions	(1,092,437)

		28,846,785

Net Realized and Unrealized Gain on Investments		30,429,926

Change in Net Assets Resulting From Operations		$43,465,832

See notes to financial statements.

Annual Report to Shareholders

Statements of Changes in Net Assets

Legg Mason Global Opportunities Bond Fund

	FOR THE YEARS ENDED DECEMBER 31,
	2009	2008
Change in Net Assets:
Net investment income	$13,035,906	$13,441,366
Net realized gain	1,583,141	2,606,303
Change in unrealized appreciation/(depreciation)	28,846,785	(43,451,414)

Change in net assets resulting from operations	43,465,832	(27,403,745)
Distributions to shareholders from (Note 1):
Net investment income:
Class IS1	(13,127,260)	(16,474,777)
Class FI1	(3,606)[2]	—
Class I1	(148,394)[3]	—
Net realized gain on investments:
Class IS1	(1,361,158)	(426,540)
Class FI1	(1,217)[2]	—
Class I1	(86,774)[3]	—
Change in net assets from fund share transactions (Note 6):
Class IS1	6,739,039	58,194,349
Class FI1	359,169 [2]	—
Class I1	22,854,068 [3]	—

Change in net assets	58,689,699	13,889,287

Net Assets:
Beginning of year	230,863,012	216,973,725

End of year	$289,552,711	$230,863,012

Overdistributed net investment income	$(1,589,771)	$(1,368,969)

[1]	On October 5, 2009 Institutional Select Class, Financial Intermediary Class and Institutional Class were renamed Class IS, Class FI and Class I, respectively.
[2]	For the period February 26, 2009 (commencement of operations) to December 31, 2009.
[3]	For the period March 19, 2009 (commencement of operations) to December 31, 2009.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Legg Mason Global Opportunities Bond Fund

For a share of each class of capital stock outstanding:

Class ISA,B:

	YEARS ENDED DECEMBER 31,				PERIOD ENDED MARCH 31, 2007D
	2009	2008	2007C
Net asset value, beginning of year	$8.88	$10.44	$9.93		$10.00

Investment operations:
Net investment income	.52	.53	.37		.18
Net realized and unrealized gain/(loss)	1.29	(1.42)	.51		(.08)

Total from investment operations	1.81	(.89)	.88		.10

Distributions from:
Net investment income	(.52)	(.65)	(.33)		(.17)
Net realized gain on investments	(.05)	(.02)	(.02)		—
Return of capital	—	—	(.02)		—

Total distributions	(.57)	(.67)	(.37)		(.17)

Net asset value, end of year	$10.12	$8.88	$10.44		$9.93

Total returnE	21.04%	(8.93)%	9.05%		1.01%

Ratios to Average Net Assets:
Total expensesF	.67%	.67%	.73	%G	1.58	%G
Expenses net of waivers and/or expense reimbursements, if anyF	.65%	.65%	.66	%G	.65	%G
Expenses net of all reductionsF	.65%	.65%	.66	%G	.65	%G
Expenses (excluding interest expense) net of all reductionsF,H	.65%	.65%	.65	%G	.65	%G
Net investment income	5.47%	5.30%	4.82	%G	4.34	%G

Supplemental Data:
Portfolio turnover rate	31.6%	56.5%	49.5	%I	25.7	%I

Net assets, end of year (in thousands)	$266,762	$230,863	$216,974		$92,555
A	On October 5, 2009, Institutional Select Class shares were renamed as Class IS shares. The former Institutional Class changed its name to Institutional Select Class effective November 1, 2008.
B	Computed using average daily shares outstanding.
C	For the period April 1, 2007 to December 31, 2007. Effective December 31, 2007, the Fund changed its fiscal year end from March 31 to December 31.
D	For the period November 1, 2006 (commencement of operations) to March 31, 2007.
E

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

F

Total expenses including interest expense reflects operating expenses prior to any compensating balance credits, fee waivers and/or expense reimbursements. Expenses including interest expense net of waivers reflects total expenses before compensating balance credits but net of any fee waivers and/or expense reimbursements. Expenses including interest expense net of all reductions reflects expenses less any compensating balance credits, fee waivers and/or expense reimbursements. Expenses excluding interest expense net of all reductions reflects expenses less interest expense, any compensating balance credits, fee waivers and/or expense reimbursements.

G	Annualized.
H

As a result of a contractual expense limitation in effect until April 30, 2010, the ratios of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class IS will not exceed 0.65%.

I	Not annualized.

See notes to financial statements.

Annual Report to Shareholders

Legg Mason Global Opportunities Bond Fund

For a share of each class of capital stock outstanding:

Class FIA,B:

PERIOD ENDED DECEMBER 31, 2009C
Net asset value, beginning of period	$8.33

Investment operations:
Net investment income	.41
Net realized and unrealized gain	1.87

Total from investment operations	2.28

Distributions from:
Net investment income	(.43)
Net realized gain on investments	(.05)

Total distributions	(.48)

Net asset value, end of period	$10.13

Total returnD	27.79%

Ratios to Average Net Assets:E
Total expensesF	2.21%
Expenses net of waivers, if anyF	.90%
Expenses net of all reductionsF	.90%
Expenses (excluding interest expense) net of all reductionsF,G	.90%
Net investment income	4.93%

Supplemental Data:
Portfolio turnover rate	31.6%

Net assets, end of period (in thousands)	$361
A	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.
B	Computed using average daily shares outstanding.
C	For the period February 26, 2009 (commencement of operations) to December 31, 2009.
D

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

E	Annualized.
F

Total expenses including interest expense reflects operating expenses prior to any compensating balance credits, fee waivers and/or expense reimbursements. Expenses including interest expense net of waivers reflects total expenses before compensating balance credits but net of any fee waivers and/or expense reimbursements. Expenses including interest expense net of all reductions reflects expenses less any compensating balance credits, fee waivers and/or expense reimbursements. Expenses excluding interest expense net of all reductions reflects expenses less interest expense, any compensating balance credits, fee waivers and/or expense reimbursements.

G

As a result of a contractual expense limitation in effect until April 30, 2010, the ratios of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class FI will not exceed 0.90%.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights—Continued

Legg Mason Global Opportunities Bond Fund

For a share of each class of capital stock outstanding:

Class IA,B:

PERIOD ENDED DECEMBER 31, 2009C
Net asset value, beginning of period	$8.56

Investment operations:
Net investment income	.39
Net realized and unrealized gain	1.64

Total from investment operations	2.03

Distributions from:
Net investment income	(.42)
Net realized gain on investments	(.05)

Total distributions	(.47)

Net asset value, end of period	$10.12

Total returnD	23.96%

Ratios to Average Net Assets:E
Total expensesF	1.01%
Expenses net of waivers, if anyF	.75%
Expenses net of all reductionsF	.75%
Expenses (excluding interest expense) net of all reductionsF,G	.75%
Net investment income	5.00%

Supplemental Data:
Portfolio turnover rate	31.6%

Net assets, end of period (in thousands)	$22,430
A	On October 5, 2009, Institutional Class shares were renamed Class I shares.
B	Computed using average daily shares outstanding.
C	For the period March 19, 2009 (commencement of operations) to December 31, 2009.
D

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

E	Annualized.
F

Total expenses including interest expense reflects operating expenses prior to any compensating balance credits, fee waivers and/or expense reimbursements. Expenses including interest expense net of waivers reflects total expenses before compensating balance credits but net of any fee waivers and/or expense reimbursements. Expenses including interest expense net of all reductions reflects expenses less any compensating balance credits, fee waivers and/or expense reimbursements. Expenses excluding interest expense net of all reductions reflects expenses less interest expense, any compensating balance credits, fee waivers and/or expense reimbursements.

G

As a result of a contractual expense limitation in effect until April 30, 2010, the ratios of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I will not exceed 0.75%.

See notes to financial statements.

Annual Report to Shareholders

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Legg Mason Charles Street Trust, Inc., (“Corporation”) of which Legg Mason Global Opportunities Bond Fund (formerly known as Global Opportunities Bond Fund) (the “Fund”) is a separate series, and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end non-diversified management investment company.

The Fund currently offers three classes of shares: Class IS (formerly known as Institutional Select), Class FI (formerly known as Financial Intermediary) and Class I (formerly known as Institutional Class). The income and expenses of the Fund are allocated proportionately to each class based on daily net assets, except for Rule 12b-1 distribution and/or service fees, which are charged only on Class FI shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 23, 2010, the issuance date of the financial statements.

(a) Investment Valuation.

Debt securities are valued at the last quoted bid provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

Annual Report to Shareholders

Notes to Financial Statements—Continued

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. government and agency obligations	—	$31,388,870	—	$31,388,870
Foreign government obligations	—	122,439,185	—	122,439,185
Yankee bonds	—	10,343,517	—	10,343,517
Corporate bonds and notes	—	56,031,561	—	56,031,561
Mortgage-backed securities	—	34,516,761	—	34,516,761

Total long-term investments	—	254,719,894	—	254,719,894

Short-term investments†	—	31,996,914	—	31,996,914

Total investments	—	286,716,808	—	286,716,808

Other financial instruments:
Forward foreign currency contracts	—	(653,820)	—	(653,820)

Total	—	$286,062,988	—	$286,062,988

† See Portfolio of Investments for additional detailed categorizations.

(b) Repurchase Agreements.

The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward Foreign Currency Contracts.

The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Annual Report to Shareholders

(d) Foreign Currency Translation.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Credit and Market Risk.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(f) Other.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

(g) Security Transactions and Investment Income.

Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to Shareholders.

Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share Class Accounting.

Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Annual Report to Shareholders

Notes to Financial Statements—Continued

(j) Compensating Balance Agreements.

The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(k) Federal and Other Taxes.

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(A)	—	$(5,434)	$5,434
(B)	$22,552	(22,552)	—

A	Reclassifications are primarily due to distributions paid in connection with the redemption of Fund shares.
B	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions.

2. Investment Management Agreement and Other Transactions with Affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Prior to September 30, 2009, Legg Mason Fund Adviser, Inc. (“LMFA”) was the investment manager. Pursuant to the agreement, LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Brandywine Global Investment Management, LLC (“Brandywine Global”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with LMPFA. The investment adviser is responsible, subject to the general supervision of the Board of Directors and LMPFA, for the actual investment activity of the Fund. To the extent LMPFA receives a management fee after taking into account its contractual obligation to limit expenses as discussed below, LMPFA will pay Brandywine Global 90% of the net fees it receives from the Fund.

LMPFA has contractually agreed, until April 30, 2010, to waive its fees and reimburse other expenses in any month to the extent the Fund’s expenses, as a percentage of average daily net assets (exclusive of interest, brokerage, taxes and extraordinary expenses), exceed during that month the annual rate of 0.65%, 0.90% and 0.75% for Class IS, Class FI and Class I, respectively. Any amounts waived or reimbursed in a particular fiscal year are subject to repayment by the Fund to LMPFA to the extent that during the next three fiscal years, the repayment will not cause the Fund’s expenses to exceed the limits stated above. Pursuant to this agreement, at December 31, 2009, management and distribution and service fees waived or reimbursed in the amount of $393,861 remain subject to repayment by the Fund.

As of September 30, 2009, LMPFA replaced LMFA. Effective upon the substitution, LMPFA assumed the rights and responsibilities of LMFA under in its investment management agreement with the Fund, including all of the responsibilities to the Fund described in the Fund’s prospectus.

Legg Mason Investor Services, LLC (“LMIS”) serves as the distributor of the Fund.

Annual Report to Shareholders

LMPFA, LMFA, Brandywine Global and LMIS are wholly owned subsidiaries of Legg Mason, Inc.

Under a Deferred Compensation Plan (“Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the fund until distributed in accordance with the Plan.

3. Investments

During the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$69,524,180	$29,735,182
Sales	53,639,222	16,339,133

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,971,009
Gross unrealized depreciation	(16,383,476)

Net unrealized depreciation	$(6,412,467)

At December 31, 2009, the Fund had the following open forward foreign currency contracts:

Broker	Settlement Date	Contract to				Unrealized Gain/(Loss)
		ReceiveA		DeliverA
HSBC Bank USA	1/7/2010	KRW	847,200,000	USD	733,506	$(6,129)
HSBC Bank USA	1/7/2010	KRW	8,276,470,000	USD	6,563,418	542,485
HSBC Bank USA	1/7/2010	KRW	2,096,460,000	USD	1,661,589	138,362
HSBC Bank USA	1/7/2010	KRW	1,112,730,000	USD	897,363	57,990
HSBC Bank USA	1/7/2010	USD	4,510,413	KRW	5,337,848,000	(72,486)
Citibank NA	1/15/2010	NOK	3,145,000	USD	557,486	(14,652)
Citibank NA	1/15/2010	NOK	3,302,000	USD	582,620	(12,688)
Citibank NA	1/15/2010	NOK	37,154,000	USD	6,691,834	(278,979)
Citibank NA	1/15/2010	NOK	36,181,000	USD	6,403,603	(158,690)
Morgan Stanley London FX	1/25/2010	SEK	50,379,000	USD	7,349,341	(306,939)
HSBC Bank USA	2/2/2010	CAD	2,214,000	USD	2,049,099	67,895
Barclays Bank PLC	2/8/2010	USD	7,816,805	AUD	8,662,000	66,460
Barclays Bank PLC	2/8/2010	USD	765,429	AUD	838,000	15,627
Barclays Bank PLC	2/10/2010	USD	2,574,720	NZD	3,576,000	(13,991)
HSBC Bank USA	3/3/2010	GBP	14,601,000	USD	24,246,421	(671,968)
HSBC Bank USA	3/3/2010	GBP	1,095,000	USD	1,818,795	(50,832)
HSBC Bank USA	3/3/2010	GBP	171,000	USD	283,096	(7,003)
Citibank NA	3/3/2010	USD	858,052	EUR	569,000	42,441
Barclays Bank PLC	3/17/2010	TRY	3,404,000	USD	2,253,335	(1,754)
Barclays Bank PLC	3/17/2010	TRY	4,245,000	USD	2,861,631	(53,769)
Barclays Bank PLC	3/17/2010	TRY	690,000	USD	450,951	5,451
Barclays Bank PLC	3/17/2010	TRY	7,587,000	USD	4,959,083	59,349

						$(653,820)

A	Definitions of currency abbreviations:

AUD	—Australian Dollar
CAD	—Canadian Dollar

Annual Report to Shareholders

Notes to Financial Statements—Continued

EUR	—Euro
GBP	—British Pound
KRW	—South Korean Won
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
TRY	—Turkish Lira
USD	—United States Dollar

4. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2009.

Asset Derivatives(1)
	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Forward Foreign Currency Contracts	$996,060	—	$996,060

Liability Derivatives(1)
	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Forward Foreign Currency Contracts	$1,649,880	—	$1,649,880

(1)

Generally, the balance sheet location for asset derivatives is receivables net/unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Amount of Realized Gain or (Loss) on Derivatives Recognized
	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Forward Foreign Currency Contracts	$6,968,003	—	$6,968,003

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized
	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Forward Foreign Currency Contracts	$(1,330,883)	—	$(1,330,883)

During the year ended December 31, 2009, the Fund had average market values of $73,227,818 and $12,990,848 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively.

Certain derivative instruments to which the Fund is a party, include credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

Annual Report to Shareholders

5. Class Specific Expenses, Waivers and/or Reimbursements

The Rule 12b-1 plan for Class FI of the Fund provides for payments of distribution and service fees at an annual rate of up to 0.40% of the Class’s average daily net assets. The Board of Directors of the Fund has approved payments under this plan of 0.25% of average daily net assets.

For the year ended December 31, 2009, class specific expenses were as follows:

	Distribution Fees	Transfer Agent and Shareholder Servicing Expenses	Shareholder Reports Expenses*
Class ISA	—	$16,022	$11,543
Class FIA	$162	360	468
Class IA	—	6,460	775

Total	$162	$22,842	$12,786

*	For the period January 1, 2009 through September 10, 2009. Subsequent to September 10, 2009 these expenses were accrued as common fund expenses.
A	On October 5, 2009 Institutional Select, Financial Intermediary and Institutional Class shares were renamed Class IS, Class FI and Class I shares, respectively.

For the year ended December 31, 2009, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class ISA	$51,114
Class FIA	847
Class IA	6,200

Total	$58,161

A	On October 5, 2009 Institutional Select Class, Financial Intermediary Class and Institutional Class shares were renamed Class IS, Class FI and Class I, respectively.

6. Capital Shares

At December 31, 2009, there were 500 million shares authorized at $0.001 par value for each of the Class IS, Class FI and Class I shares of the Fund.

The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
Class ISA
Shares sold	5,017,199	$48,633,349	10,783,183	$111,135,068
Shares issued on reinvestment	1,232,499	11,770,424	1,331,392	12,776,818
Shares repurchased	(5,880,983)	(53,664,734)	(6,914,717)	(65,717,537)

Net Increase	368,715	$6,739,039	5,199,858	$58,194,349

Class FI A,B
Shares sold	36,984	$373,584	—	—
Shares issued on reinvestment	444	4,511	—	—
Shares repurchased	(1,833)	(18,926)	—	—

Net Increase	35,595	$359,169	—	—

Annual Report to Shareholders

Notes to Financial Statements—Continued

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
Class I A,C
Shares sold	2,392,487	$24,654,970	—	—
Shares issued on reinvestment	14,507	146,527	—	—
Shares repurchased	(190,740)	(1,947,429)	—	—

Net Increase	2,216,254	$22,854,068	—	—

A	On October 5, 2009 Institutional Select, Financial Intermediary and Institutional Class shares were renamed Class IS, Class FI and Class I shares, respectively.
B	For the period February 26, 2009 (commencement of operations) to December 31, 2009.
C	For the period March 19, 2009 (commencement of operations) to December 31, 2009.

7. Line of Credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 4, 2010. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended December 31, 2009.

8. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class FI	Class I	Class IS
Daily 1/29/10	$0.034605	$0.035749	$0.036488

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

Distributions paid from:	2009	2008
Ordinary Income	$14,517,225	$16,630,944
Net Long-term Capital Gains	211,184	270,373

Total Taxable Distributions	$14,728,409	$16,901,317

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$40,954
Other book/tax temporary differencesA	(1,589,771)
Unrealized appreciation/(depreciation)	(7,044,821)

Total accumulated earnings/(losses)—net	$(8,593,638)

A

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Legg Mason Charles Street Trust, Inc. and

to the Shareholders of Legg Mason Global Opportunities Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Global Opportunities Bond Fund (one of the portfolios comprising Legg Mason Charles Street Trust, Inc., the “Fund”) at December 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 23, 2010

Annual Report to Shareholders

Board Consideration of Legg Mason Global Opportunities Bond Fund’s Investment Management and Investment Advisory Agreements (Unaudited)

At its November 2009 meeting, the Fund’s Board of Directors (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (which contract was transferred by its affiliate, Legg Mason Fund Adviser, Inc., effective September 30, 2009) (the “Manager”) and the advisory agreement (the “Advisory Agreement”) between Brandywine Global Investment Management, LLC (the “Adviser”) and the Manager. The directors who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), met on October 14, 2009, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Directors, in considering renewal of the Management and Advisory Agreements, respectively. At such October meeting the Independent Directors received presentations from the Manager, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. In follow up to that meeting, the Manager and the Adviser provided supplemental materials as requested. The Independent Directors further discussed renewal of the Management and Advisory Agreements in executive sessions held on November 5 and 6, 2009.

In voting to approve continuance of the Agreements, the Board, including the Independent Directors, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement and the Advisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Adviser, under the Management and Advisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Adviser and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the contract review consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling returns based upon trailing performance. In addition, the Directors noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

Annual Report to Shareholders

The Board noted that the Fund had a limited history, having begun operations in October 2006. Based upon the one-year performance history as of June 30, 2009, which placed the Fund in the fourth quintile, and more recent performance through September 30, 2009, which placed the Fund in the second quartile for the one-year period and since inception, the Board concluded that it was in the best interests of the Fund to approve renewal of the Management and Advisory Agreements.

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fee waivers and expense reimbursements by the Manager which partially reduced the management fee paid to the Manager) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and the Board considered that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed by affiliated advisers in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were competitive (third quintile or better) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2009, which corresponds to Legg Mason’s most recently completed fiscal year. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex, although there currently are no breakpoints, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

Annual Report to Shareholders

Directors and Officers

The table below provides information about each of the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202.

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
Independent Directors:B
Hearn, Ruby P. (1940) Director	Since 2004	14	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).
Lehman, Arnold L. (1944) Lead Independent Director	Since 2001	14	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).
Masters, Robin J.W. (1955) Director	Since 2002	14	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Asian Funds plc, Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc., and Western Asset Debt Securities Fund plc.	Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).
McGovern, Jill E. (1944) Director	Since 2001	14	None	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993-2007); Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).
Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).
O’Brien, G. Peter (1945) Director	Since 2001	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Annual Report to Shareholders

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
Rowan, S. Ford (1943) Director	Since 2002	14	None	Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Professional Lecturer in Organizational Sciences, The George Washington University, since 2008. Formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984-2007).
Tarola, Robert M. (1950) Director	Since 2004	14	Director of TeleTech Holdings, Inc. (business process outsourcing)	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals and materials) (1999-2008), and of MedStar Health, Inc. (hospitals and healthcare) (1996-1999); Partner, Price Waterhouse LLP (accounting and auditing) (1984-1996).
Interested Directors:C
Fetting, Mark R. (1954) Chairman and Director	Director since 2001 and Chairman since 2008	Chairman and Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.	None	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008. Formerly: President of all Legg Mason Funds (2001-2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000-2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000)
Odenath, David R. (1957) President and Director	Since 2008	14	None	Senior Executive Vice President of Legg Mason, Inc. and President of Legg Mason Funds since 2008. Formerly: President of Prudential Annuities (2002-2008); Executive Vice President (2003-2008) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (2003-2008) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (2003-2008) of American Skandia Marketing, Inc.; President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of Prudential Investments; Senior Vice President (1999-2008) of Prudential Financial, Inc.; formerly Senior Vice President (1993-1999) of PaineWebber Group, Inc. (investment banking)

Annual Report to Shareholders

Directors and Officers—Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
Executive Officers:
Gerken, R. Jay (1951) Vice President	Since 2009	N/A	N/A	Managing Director of Legg Mason & Co., LLC, Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (2006-present); President and CEO of Smith Barney Fund Management LLC and Chairman, President and CEO of Citi Fund Management Inc. (formerly registered investment adviser) (since 2002); formerly, Managing Director of Citigroup Global Markets, Inc. (prior to 2006); formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002-2005)
Ozsolak, Kaprel (1965) Chief Financial Officer and Treasurer	Since 2009	N/A	N/A	Director of Legg Mason & Co. (since 2005); Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. (since 2005); formerly, Vice President at Citigroup Asset Management (“CAM”) (1996-2005); Chief Financial Officer and Treasurer of certain mutual funds associated with CAM (2004-2005); Controller of certain mutual funds associated with CAM (2002-2004)
Frenkel, Robert I. (1954) Secretary and Chief Legal Officer	Since 2009	N/A	N/A	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason & Co. (2003-present); formerly, Managing Director and General Counsel of Global Mutual Funds for CAM (2000-2005); Secretary of CFM (2001-2004)
Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	N/A	N/A	Director of Global Compliance at Legg Mason & Co. (2006-present); Managing Director of Compliance at Legg Mason & Co. (2005-present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA Funds and certain affiliates; Managing Director of Compliance at CAM (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Annual Report to Shareholders

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-822-5544 OR ON THE SECURITIES AND EXCHANGE COMMISSION WEBSITE (http://www.sec.gov).

A

Officers of the Corporation are elected to serve until their successors are elected and qualified. Directors of the Corporation serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

B

Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C

Mr. Fetting and Mr. Odenath are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities, as well as their ownership of Legg Mason, Inc. stock.

Annual Report to Shareholders

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2009:

Record Date:	Daily	12/9/2009
Payable Date:	Monthly	12/10/2009
Interest from Federal Obligations	4.41%	—

Long-Term Capital Gain Dividend	—	$0.007610

Additionally, the Fund designates $5,434 paid in connection with the redemption of Fund shares as long-term capital gain dividends for the taxable year ended December 31, 2009.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Fund Information

Investment Manager

Legg Mason Partners Fund Advisor, LLC

Investment Adviser

Brandywine Global Investment Management, LLC

Philadelphia, PA

Board of Directors

Mark R. Fetting, Chairman

David R. Odenath, President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

R. Jay Gerken, Vice President

Kaprel Ozsolak, Chief Financial Officer and Treasurer

Robert I. Frenkel, Secretary and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Transfer and Shareholder Servicing Agent

Boston Financial Data Services, Inc.

Quincy, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K&L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

Annual Report to Shareholders

Legg Mason Global Opportunities Bond Fund

LEGG MASON GLOBAL OPPORTUNITIES BOND FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Global Opportunities Bond Fund. This report is not authorized for distribution to prospective investors in Legg Mason Global Opportunities Bond Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;
•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and
•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-789/A (2/10) SR10-1044

NOT PART OF THE ANNUAL REPORT

Item 2.	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer.

(a)	Legg Mason Charles Street Trust Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a)	(1) The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a)	(2) The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees

PricewaterhouseCoopers LLP

For the Year Ended December 31, 2008 – $62,900

For the Year Ended December 31, 2009 – $56,900

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP

For the Year Ended December 31, 2008 – $8,000

For the Year Ended December 31, 2009 – $8,000

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1) The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

(2) There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP

For the Year Ended December 31, 2008 – $314,000

For the Year Ended December 31, 2009 – $314,000

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Assistant Secretary at 100 International Drive, 7th Floor, Baltimore, Maryland 21202, Attn.: Fund Assistant Secretary.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Charles Street Trust, Inc.

By:	DAVID R. ODENATH
David R. Odenath
President and Director, Legg Mason Charles Street Trust, Inc.

Date: March 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	DAVID R. ODENATH
David R. Odenath
President and Director, Legg Mason Charles Street Trust, Inc.

Date: March 3, 2010

By:	KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer and Treasurer,
Legg Mason Charles Street Trust, Inc.

Date: March 3, 2010